UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2010

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 28, 2010, Thesis Fund Management LLC (“Thesis”) publicly issued a letter previously sent to the Board of Directors of dELiA*s, Inc. (the “Company”) in which, among other things, Thesis suggested that the Board pursue a sale of the Company. On June 29, 2010, the Company issued a press release relating to the Thesis letter. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated June 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: June 29, 2010	By:	/s/ DAVID J. DICK
David J. Dick,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated June 29, 2010.